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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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                Date of Report (date of earliest event reported)
                                 April 13, 1999



                               TIG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

Delaware                           1-11856                          94-3172455
(State of                  (Commission File No.)                  (IRS Employer
Incorporation)                                               Identification No.)


            65 East 55th Street, 28th Floor, New York, New York 10022
               (Address of principal executive offices) (zip code)

         Registrant's telephone number including area code: 212-446-2700

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                                      None
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          (Former name or former address, if changed since last report)




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Item 5.   Other Events.

     TIG Holdings, Inc. (the "Registrant") entered into an Agreement and Plan of Merger dated December 3, 1998, among Fairfax Financial Holdings Limited ("Fairfax"), FFHL Inc. ("FFHL") and the Registrant, pursuant to which FFHL merges with and into the Registrant.

     On April 13, 1999, the Registrant issued a press release announcing the completion of the merger, which is filed herewith as Exhibit 99.

Item 7.  Financial Statements.

         (c)  Exhibits:

Exhibit
  No.                             Description

  99 Press Release dated April 13, 1999, announcing completion of the merger with FFHL.



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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the resitrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    TIG HOLDINGS, INC.
                                                -------------------------
                                                      (Registrant)


Date:  April 13, 1999                      By:  /s/William H. Huff, III
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                                           Name:   WILLIAM H. HUFF, III
                                           Title:  Senior Vice President
                                                   and General Counsel


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                                 EXHIBIT INDEX


                                                           Sequentially
Exhibit                                                      Numbered
  No.                            Exhibit                       Page


  99   TIG Holdings, Inc. Press Release dated April 13, 1999*.


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*    Filed herewith.